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                            VERTEX SM CONTRARIAN FUND

                      Supplement to the Current Prospectus


Effective July 10, 2000, the following changes are in effect:

     o The first paragraph under the fund's "Principal Investment Policies" is restated, and a second paragraph is added as follows:

               The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund is flexibly managed, with the ability to invest in issuers of all market capitalizations and industry focus. The fund may invest, without limitation, in all markets, domestic and foreign, may invest in securities listed on securities exchanges or not so listed, and may at times maintain large weightings of securities of companies located in a particular country or region. The fund may pursue a "growth strategy", by investing in companies which the fund's investment adviser, VertexSM Investment Management, Inc. (referred to as VIM or the adviser) believes offer superior prospects for growth, or a "value strategy", by investing in companies which the adviser believes are undervalued.

               While  the  fund  may  invest  in   companies   with  any  market
               capitalization, it generally focuses on small to medium market capitalization companies, defined by the fund as companies with market capitalizations up to the top of the Russell MidcapTM
               Growth Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     o The description of portfolio manager under the "Management of the Funds" section is hereby restated as follows:

               Mark Regan, a Senior Vice President of MFS, has been employed by MFS in the investment management area since 1989. Mr. Regan became a portfolio manager of the fund effective July 10, 2000.


                  The date of this Supplement is July 10, 2000.